UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 26, 2006

CARREKER CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-24201	75-1622836
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4055 VALLEY VIEW LANE DALLAS, TEXAS	75244
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 458-1981

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                          Departure of Directors or Principal Officers; Election of Directors: Appointment of Principal Officers.

Webb Edwards, a Class III Director, resigned from the Company’s board of directors and any of its committees on June 26, 2006. Mr. Edwards remains as an advisor to the Company on a number of fronts and the Company expects to expand that role to include its Carretek LLC partnership with Mastek.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 27, 2006

CARREKER CORPORATION

By:	/s/ JOHN S. DAVIS
John S. Davis Executive Vice President and General Counsel